UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 15, 2003

NeoMagic Corporation

(Exact name of Registrant as specified in its charter)

Delaware	000-22009	77-0344424
(State or other jurisdiction of incorporation or organization)	[Commission File Number]	(I.R.S. Employer Identification Number)

3250 Jay Street Santa Clara, California 95054
(Address of principal executive offices)

(408) 988-7020
(Registrant’s telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description

99.1	Press Release issued by NeoMagic Corporation on May 15, 2003

ITEM 9. REGULATION FD DISCLOSURE (PURSUANT TO “ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION”).

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”  The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 15, 2003, NeoMagic Corporation issued a press release announcing its results for the quarterly period ending April 30, 2003.  A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMagic Corporation
(Registrant)

Date: May 15, 2003

By:
/s/ STEPHEN T. LANZA
Stephen T. Lanza
Senior Vice President, Operations and Business
Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release issued by NeoMagic Corporation on May 15, 2003.